UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2006 (February 17, 2006)

Mediware Information Systems, Inc.
(Exact name of registrant as specified in its charter)

New York	1-10768	11-2209324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S.Employer Identification No.)

11711 West 79th Street, Lenexa, KS	66214
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(913) 307-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On February 17, 2006, Mediware reduced its workforce by approximately 10%. The changes primarily reflect a reduction in the number of employees supporting the company’s sunset, legacy blood bank products and the centralization of various administrative resources at the company’s headquarters in Lenexa, Kansas. The reductions are part of the company’s decision to focus its resources on sales and marketing for its MediMAR®, MediCOE™, WORx®, HCLL™ and Perioperative Solutions™ products and away from the company’s sunset legacy products.

Over the last several months, Mediware has invested in its sales and marketing infrastructure and increased its sales and marketing personnel. These investments and hires were not impacted by the announced reduction in force. Mediware’s additional sales and marketing resources should enable Mediware to participate in more transactions and broaden Mediware’s potential base of customers.

The changes align Mediware’s current investments in sales, business development and marketing with near-term revenue and better position the company for growth, while not impairing the company’s ability to invest in software development or increasing near-tem overhead expenses.

This information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Certain statements in this Current Report on Form 8-K may constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as the same may be amended from time to time (the "Act") and in releases made by the SEC from time to time. The statements may be identified by use of words like “intended” and “should.” Such forward-looking statements are not based on historical facts and involve known and unknown risks, uncertainties and other factors disclosed in Mediware's Annual Report on Form 10-K for the year ended June 30, 2005 and in Item 1A of Mediware’s most recent Form 10-Q, which may cause the actual results of Mediware to be materially different from any future results expressed or implied by such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guaranty of future performance or results. Mediware disclaims any obligation to update its forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIWARE INFORMATION SYSTEMS, INC

Date: February 17, 2006	By:	/s/ James F. Burgess
James F. Burgess
Chief Executive Officer and President